Income Taxes	12 Months Ended
Dec. 31, 2013
Income Taxes [Abstract]
Income Taxes

11. Income Taxes

Income Tax Expense and Effective Tax Rate

The provisions for income tax expense are summarized as follows:

	For the Years Ended December 31,
	2011	2012	2013	2013
	RMB	RMB	RMB	US$
Current tax expense	26,464	22,550	42,863	7,080
Deferred tax benefit	(11,318)	(5,573)	(5,275)	(871)
Income tax expense	15,146	16,977	37,588	6,209

The components of income before tax and income tax expense for PRC and non-PRC operations are as follows:

	For the Years Ended December 31,
	2011	2012	2013	2013
	RMB	RMB	RMB	US$
Income arising from PRC operations	155,625	103,168	292,333	48,289
(Loss)/profit arising from non-PRC operations	(38,004)	21,168	23,278	3,845
Income before tax	117,621	124,336	315,611	52,134
Income tax expense relating to PRC operations	15,122	16,961	37,573	6,207
Income tax expense relating to non-PRC operations	24	16	15	2
Income tax expense	15,146	16,977	37,588	6,209
Effective tax rate for PRC operations	9.7%	16.4%	12.9%	12.9%

Cayman Islands (“Cayman”)

Under the current laws of the Cayman Islands, the Company is not subject to tax on income or capital gain. Additionally, upon payments of dividends to the shareholders, no Cayman Islands withholding tax will be imposed.

British Virgin Islands (“BVI”)

The Group is exempted from income tax on its foreign-derived income in the BVI. There are no withholding taxes in the BVI.

Hong Kong

An entity incorporated in Hong Kong is subject to the tax rate 16.5% on the estimated assessable profit arising in Hong Kong in 2013.

PRC

Prior to January 1, 2008, companies established in China were generally subject to state and local corporate income taxes, or EIT, at statutory rates of 30% and 3%, respectively. Pursuant to the income tax laws and rules then effective, an enterprise qualified as a ‘‘New Technology Enterprise’’ was entitled to a preferential EIT rate of 15% and was further entitled to a three-year EIT exemption for the first three years from the date of incorporation, and a 50% reduction of its applicable EIT rates for the succeeding three years. In addition, an enterprise qualified as a “High and New Technology Enterprise” (“HNTE”) was entitled to a preferential EIT rate of 15%. Fenghuang On-line was qualified as a New Technology Enterprise.

On March 16, 2007, the National People’s Congress of PRC enacted a new Corporate Income Tax Law (“EIT Law”), under which foreign investment enterprises (“FIEs”) and domestic companies would be subject to EIT at a uniform rate of 25%. There will be a five-year transition period for FIEs, during which FIEs are allowed to continue to enjoy their existing preferential tax treatments. Preferential tax treatments will continue to be granted to entities which conduct businesses in certain encouraged sectors and to entities otherwise classified as “Software Enterprises” and/or HNTE, irrespective of whether they are FIEs or domestic companies. The EIT Law became effective on January 1, 2008.

In addition, the EIT Law provides grandfather treatment for enterprises which were qualified as “New Technology Enterprises” under the previous income tax laws and were established before March 16, 2007, if they continue to meet the criteria for New Technology Enterprises after January 1, 2008. The grandfather provision allows these enterprises continue to enjoy their unexpired tax holiday provided by the previous income tax laws and rules.

Under the previous income tax laws and rules prior to January 1, 2008, Fenghuang On-line has been qualified as a New Technology Enterprise, could enjoy a favorable tax rate of 15% and was exempted from income tax for three years beginning with its first year of operations, and was entitled to a 50% tax reduction to 7.5% for the subsequent three years and then had an income tax rate of 15% thereafter. Fenghuang On-line continued to meet the criteria for New Technology Enterprise from 2008 to 2010, and it has also been qualified as HNTE under the EIT Law in 2008, and it can continue to enjoy its unexpired tax holidays. In 2011, Fenghuang On-line resubmitted applications for qualification as a HNTE, which were approved in October 2011. Therefore, Fenghuang On-line was entitled to tax exemption from 2006 to 2008, a 50% reduction of its applicable EIT rate to 7.5% from 2009 to 2011 and was subject to a 15% income tax rate for the years 2012 and 2013.

In April 2010, the State Administration of Tax (“SAT”) issued Circular 157, which seeks to provide additional guidance on the interaction of certain preferential tax rates under the transitional rules of the EIT Law. Prior to Circular 157, the Group interpreted the law to mean that if an entity was in a period where it was entitled to a 50% reduction in the tax rate and was also entitled to a 15% rate of tax due to HNTE status under the EIT Law, then it was entitled to pay tax at the rate of 7.5%. Circular 157 appears to have the effect that such an entity is entitled to pay tax at either 15% or 50% of the applicable PRC tax rate. The effect of Circular 157 is retrospective and would apply to 2008 and 2009.

However, to date, the Beijing local-level tax bureau has not implemented Circular 157 and is holding the view that the relevant provisions might not apply to HNTE in Science & Technology Park of Haidian District, where Fenghuang On-line is located. Therefore Fenghuang On-line has kept its current practice unchanged. The Group expects more guidance to be issued in the future. Upon the issuance of such guidance, Fenghuang On-line’s effective tax rate might increase. If Circular 157 were implemented with a retroactive effect, Fenghuang On-line would be liable to pay additional taxes for its historical earnings before the implementation of Circular 157. The Group did not recognize liability for this uncertainty as it believes the probability of a retroactive implementation is remote.

In 2008, Tianying Jiuzhou has been qualified as HNTE under the EIT Law. Therefore, Tianying Jiuzhou was entitled to the preferential tax rate of 15% from 2008 to 2010. In 2011, Tianying Jiuzhou resubmitted applications for qualification as an HNTE, which were approved in October 2011. Therefore, Tianying Jiuzhou was subject to a 15% income tax rate from 2011 to 2013.

Yifeng Lianhe was qualified as an HNTE under the EIT Law in 2011, and therefore was subject to 15% income tax rate from 2011 to 2012. In 2013, Yifeng Lianhe was no longer qualified as an HNTE pursuant to the joint annual inspection by the Ministry of Science and Technology, the Ministry of Finance and the State Administration of Taxation, and was subject to a 25% EIT rate for the year 2013.

Tianying Chuangzhi, Fenghuang Mingdao, Fenghuang Tianbo, Tianying Chuangzhan, Fenghuang Feiyang and Jirong Wenhua were subject to a 25% EIT rate for all the years presented.

In 2012, Fenghuang Yutian has been qualified as a Software Enterprise. As 2013 was the first year Fenghuang Yutian generated taxable profit, it is exempted from EIT for years 2013 and 2014, and will be subject to a 50% tax reduction in its EIT rate for the subsequent three years.

The EIT Law also provides that an enterprise established under the Laws of foreign countries or regions but whose “de facto management body” is located in the PRC be treated as a resident enterprise for PRC tax purposes and consequently be subject to the PRC income tax at the rate of 25% for its global income. The Implementing Rules of the EIT Law merely define the location of the “de facto management body” as “the place where the exercising, in substance, of the overall management and control of the production and business operation, personnel, accounting, properties, etc., of a non-PRC company is located.” Based on a review of surrounding facts and circumstances, the Group does not believe that it is likely that its operations outside of the PRC should be considered a resident enterprise for PRC tax purposes. However, due to limited guidance and implementation history of the EIT Law, if PNM is treated as a resident enterprise for PRC tax purposes, the Company would be subject to PRC tax on worldwide income at a uniform tax rate of 25% retroactive to January 1, 2008.

Withholding Tax on Undistributed Dividends

EIT Law imposes a withholding tax for any dividends to be distributed by an FIE to its immediate holding company outside of China, if such immediate holding company is considered a non-resident enterprise without any establishment or place within China or if the received dividends have no connection with the establishment or place of such immediate holding company within China, unless such immediate holding company's jurisdiction of incorporation has a tax treaty with China that provides for a different withholding arrangement. All FIEs are subject to the withholding tax from January 1, 2008.

The current dividend policy approved by the Company's Board of Directors allows the Company to distribute PRC earnings offshore only if the Company does not have to pay dividend tax. Accordingly, the Company does not intend to have its PRC subsidiaries distribute any undistributed profits of such subsidiaries to their direct overseas parent companies, but rather intends that such profits will be permanently reinvested in such subsidiaries to further expand their business in the PRC. As of December 31, 2013, the Company did not record any withholding tax on the retained earnings of its FIEs in the PRC. Aggregate undistributed earnings of the Group's entities located in the PRC that are available for distribution to the Company as of December 31, 2012 and 2013 are approximately RMB304.4 million and RMB542.3 million (US$89.6 million), respectively. The amount of the unrecognized deferred tax liability on the permanently reinvested earnings was RMB30.4 million and RMB54.2 million (US$9.0 million) as of December 31, 2012 and 2013, respectively.

Reconciliation of the Differences between Statutory Tax Rate and the Effective Tax Rate

Reconciliation of the differences between PRC statutory income tax rate and the Group’s effective income tax rate for PRC operations for the years ended December 31, 2011, 2012 and 2013 is as follows:

	For the Years Ended December 31,
	2011	2012	2013
	%	%	%
Statutory income tax rate	25.0	25.0	25.0
Permanent differences	(2.4)	(5.8)	(1.5)
Change in valuation allowance	(0.7)	1.0	1.1
Effect of preferential tax benefits	(13.5)	(6.1)	(13.2)
Uncertain tax positions	1.3	2.4	1.4
Others	—	(0.1)	0.1
Effective income tax rate	9.7	16.4	12.9

The combined effects of the income tax expense exemption and reduction available to the Group are as follows:

	For the Years Ended December 31,
	2011	2012	2013	2013
	RMB	RMB	RMB	US$
Preferential tax rate effect	20,950	6,281	38,534	6,365
Basic net income per share effect	0.04	0.01	0.06	0.01

Deferred Tax Assets and Liabilities

The tax effects of temporary differences that give rise to the deferred tax assets balances at December 31, 2012 and 2013 are as follows:

	As of December 31,
	2012	2013	2013
	RMB	RMB	US$
Deferred tax assets - current:
Provision of allowance for doubtful accounts	5,312	4,361	720
Accrued payroll and expense	12,192	18,418	3,043
Total current deferred tax assets	17,504	22,779	3,763
Deferred tax assets - non-current:
Net operating loss carryforward	1,743	5,569	920
Less: valuation allowance	(1,743)	(5,569)	(920)
Total non-current deferred tax assets, net	—	—	—

As of December 31, 2013, the Group had net operating loss carryforward of approximately RMB22.3 million (US$3.7 million), which can be carried forward to offset future taxable income. Net operating loss carryforward of RMB4.0 million, RMB1.0 million, RMB5.9 million and RMB11.4 million will expire in 2014, 2016, 2017 and 2018, respectively, if not utilized.

Movement of Valuation Allowance

Valuation allowance is provided against deferred tax assets when the Group determines that it is more likely than not that the deferred tax assets will not be utilized in the future. In making such determination, the Group considered factors including future reversals of existing taxable temporary differences, future profitability, and tax planning strategies. Valuation allowance was provided for net operating loss carryforward because it was more likely than not that such deferred tax assets will not be realized based on the Group’s estimate of its future taxable income.

The following table sets forth the movement of the valuation allowance for deferred tax assets:

	2011	2012	2013	2013
	RMB	RMB	RMB	US$
Balance as of January 1,	1,856	750	1,743	288
Current year addition	—	993	3,826	632
Current year reversal	(1,106)	—	—	—
Balance as of December 31,	750	1,743	5,569	920

Uncertain Tax Positions

As of January 1, 2007 when the guidance on accounting for uncertainty in income taxes was adopted, the Group did not have any unrecognized tax benefits and thus, no interest and penalties related to unrecognized tax benefits were recorded.

A reconciliation of the beginning and ending amount of liabilities associated with uncertain tax benefits is as follows:

	2011	2012	2013	2013
	RMB	RMB	RMB	US$
Balance as of January 1,	3,483	5,504	7,996	1,321
Increase related to current year tax positions	2,021	2,492	4,235	699
Balance as of December 31,	5,504	7,996	12,231	2,020

The Group did not accrue any potential penalties and interest related to these unrecognized tax benefits for all years presented on the basis that the likelihood of penalties and interest being charged is not considered to be high.

The amounts of unrecognized tax benefits listed above are based on the recognition and measurement criteria of ASC 740. However, due to the uncertain and complex application of tax regulations, it is possible that the ultimate resolution of uncertain tax positions may result in liabilities which could be materially different from these estimates. In such an event, the Group will record additional tax expense or tax benefit in the period in which such resolution occurs. The Group does not expect changes in unrecognized tax benefits recognized as of December 31, 2013 to be material in the next twelve months. In accordance with PRC Tax Administration Law on the Levying and Collection of Taxes, the PRC tax authorities generally have up to five years to claw back underpaid tax plus penalties and interest for PRC entities’ tax filings. In the case of tax evasion, which is not clearly defined in the law, there is no limitation on the tax years open for investigation. Accordingly, the PRC entities’ tax years from 2009 to 2013 remain subject to examination by tax authorities. There are no ongoing examinations by tax authorities as of December 31, 2013.